UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022 (March 29, 2022)

Gulf West Security Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55805	82-2908492
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2851 Johnson Street, Unit 194 Lafayette, Louisiana	70503
(Address of principal executive offices)	(Zip Code)

(337) 210-8790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 5.03 relating to the Certificate of Amendment, the Reverse Stock Split, and Authorized Share Increase (each as defined and discussed in Item 5.03), is incorporated in this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Gulf West Security Network, Inc. (the “Company”) filed with the Secretary of State of Nevada a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) amending its Fourth Article which became effective on April 1, 2022 to: (1) increase the authorized shares of common stock from 475,000,000 shares to 500,000,000 shares, par value $0.001 per share (the “Common Stock”) and increase the authorized shares of preferred stock from 25,000,000 shares to 50,000,000 shares, par value $0.001 (the “Preferred Stock” and collectively with the Common Stock the “Authorized Share Increase”); and 2) effect a one for two-hundred (1:200) reverse stock split (the “Reverse Stock Split”) of the shares of the Company’s outstanding Common Stock on a stockholder-by-stockholder basis except that the Reverse split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. The Reverse Stock Split was approved by the Company’s sole director and majority stockholder on April 7, 2021.

In addition, and pursuant to the Certificate of Amendment, the Board of Directors of the Company (the “Board”) by resolution can cause the Company to issue one or more classes or one or more series of Preferred Stock within any class thereof and which classes or series may have such voting powers, and the Board may fix the number of shares constituting any classes or series and increase or decrease the number of shares of any such class or series. Moreover, all shares of any series of Preferred Stock, as between themselves, will rank equally and be identical (except that such shares may have different dividend provisions); and all series of Preferred Stock, as between themselves, will rank equally and be identical except as set forth in resolutions of the Board of Directors authorizing the issuance of such series.

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The previous article Fourth of the Company’s articles of incorporation provided:

“The Aggregate number of shares of all classes of stock, which the corporation shall have authority to issue is Five Hundred Million (500,000,000) shares of $0.01 par value capital stock, of which Four Hundred Seventy Five Million (475,000,000) shares shall be designated ‘$0.001 Common Stock’ and Twenty Five Million (25,000,000) shares shall be designated ‘$0.01 par value Preferred Stock’. Further, the Board of Directors of the Corporation, by resolution only and without further action or approval, may cause the Corporation to issue one or more classes or one or more series of Preferred Stock within any class thereof and which classes or series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participation, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be standard expressed in the resolution or resolutions adopted by the Board of Directors, and fix the number of shares constituting any classes or series and to increase or decrease the number of shares of any such class or series.

Preferred Stock of any class or series redeemed, converted, exchanged, purchased, or otherwise acquired by the Corporation shall constitute authorized but unissued Preferred Stock.

All shares of any series of Preferred Stock, as between themselves, shall rank equally and be identical (except that such shares may have different dividend provisions); and all series of Preferred Stock, as between themselves, shall rank equally and be identical except as set forth in resolutions of the Board of Directors authorizing the issuance of such series.”

As a result of the Reverse Stock Split, every two-hundred (200) shares of issued and outstanding Common Stock was automatically combined into one (1) issued and outstanding share of Common Stock, without any change in the par value per share. The Reverse Stock Split occurred without any further action on the part of the Corporation or the holders of the new shares of Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation.

No fractional shares were issued as a result of the Reverse Stock Split and any fractional shares resulting from the reverse stock split were rounded up to the nearest whole share. Following the Reverse Stock Split, the number of shares of Common Stock outstanding was reduced from approximately 4,618,250 shares to 23,091 shares. The Company’s transfer agent, Issuer Direct Corporation, is the exchange agent for the Reverse Stock Split and will correspond with stockholders of record regarding the Reverse Stock Split. Stockholders owning shares via a broker or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split.

The Common Stock began trading on a reverse stock split-adjusted basis as of April 1, 2022. The Common Stock will trade for 20 days on a post-split basis under the temporary symbol “GWSN,” with the “D” added to signify that the Reverse Stock Split has occurred.

The forgoing description of the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment attached as Exhibits 3.1 on this Current Report on Form 8-K, and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation, as filed with the Secretary of State of Nevada on March 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf West Security Network, Inc.

Dated: April 4, 2022	By:	/s/ Louis J. Resweber
	Name:	Louis J. Resweber
	Title:	President

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